SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                 April 12, 2000
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                          THE ST. PAUL COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)


                0-3021                                   41-0518860
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        Commission File Number                (IRS Employer Identification No.)




385 Washington Street, St. Paul, MN                          55102
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(Address of Principal Executive Offices)                  (Zip Code)



                                 (651) 310-7911
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.     OTHER EVENTS.

         On April 17, 2000, The St. Paul Companies, Inc., a Minnesota Corporation ("The St. Paul"), issued and sold (i) $250,000,000 aggregate principal amount of its 7.875% Senior Notes due 2005 (the "2005 Notes") and (ii) $250,000,000 aggregate principal amount of its 8.125% Senior Notes due 2010 (the "2010 Notes" and, together with the 2005 Notes, the "Senior Notes"), registered under the Securities Act of 1933, as amended (Registration Statements Nos. 333-67139, 333-06465 and 333-34666). The Senior Notes were issued pursuant to the Indenture, dated as of March 31, 1990, between The St. Paul and The Chase Manhattan Bank. The Senior Notes were purchased by Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and The Williams Capital Group, L.P. (the "Representatives"), pursuant to the Underwriting Agreement and Pricing Agreements, dated April 12, 2000, between The St. Paul and the Representatives.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number      Description
-------     ----------------------------------------------------------------

1.1 Underwriting Agreement, dated as of April 12, 2000, between The St. Paul Companies, Inc. and Donaldson, Lufkin &
            Jenrette Securities Corporation, Lehman Brothers Inc. and The Williams Capital Group, L.P.

1.2 Pricing Agreement, dated as of April 12, 2000, between The St. Paul Companies, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and The Williams Capital Group, L.P., as representatives of the several Underwriters named in Schedule I thereto relating to the 2010 Notes.

4.1         Specimen of the 8.125% Senior Notes due 2010, of The St.
            Paul Companies, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE ST. PAUL COMPANIES, INC.

                                            By: /S/ BRUCE A. BACKBERG
                                                -------------------------------
                                                Name:   Bruce A. Backberg
                                                Title:  Senior Vice President

Date:  April 20, 2000

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


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     ------------------------------------------------------------------

1.1 Underwriting Agreement, dated as of April 12, 2000, between The St. Paul Companies, Inc. and Donaldson, Lufkin &
            Jenrette Securities Corporation, Lehman Brothers Inc. and The Williams Capital Group, L.P.

1.2 Pricing Agreement, dated as of April 12, 2000, between The St. Paul Companies, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and The Williams Capital Group, L.P., as representatives of the several Underwriters named in Schedule I thereto relating to the 2010 Notes.

4.1         Specimen of the 8.125% Senior Notes due 2010, of The St.
            Paul Companies, Inc.




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